UNITED STATES COURT OF APPEALS
FOR THE THIRD CIRCUIT

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No. 16-1195

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NORFOLK SOUTHERN RAILWAY COMPANY;
WHEELING & LAKE ERIE RAILWAY COMPANY

v.

PITTSBURGH & WEST VIRGINIA RAILROAD;
POWER REIT,
Appellants

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On Appeal from the United States District Court
for the Western District of Pennsylvania
(D.C. Civ. No. 2-11-cv-01588)
District Judge: Honorable Terrence F. McVerry

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Submitted Under Third Circuit L.A.R. 34.1(a)
January 19, 2017

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Before: AMBRO, VANASKIE, and SCIRICA, *Circuit Judges*.

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JUDGMENT

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This cause came on to be considered on the record from the United States District Court for the Western District of Pennsylvania and was submitted pursuant to Third Circuit L.A.R. 34.1(a) on January 19, 2017.

On consideration whereof, it is now hereby ORDERED and ADJUDGED by this Court that the Orders of the District Court entered April 22, 2015 and December 29, 2015

are hereby AFFIRMED. Costs taxed against Appellant. All of the above in accordance with the Opinion of this Court.

ATTEST:

s/ Marcia M. Waldron
Clerk

Dated: August 29, 2017

OFFICE OF THE CLERK

**MARCIA M. WALDRON**

**CLERK**

**UNITED STATES COURT OF APPEALS**
21400 UNITED STATES COURTHOUSE
601 MARKET STREET
PHILADELPHIA, PA 19106-1790
Website: www.ca3.uscourts.gov

TELEPHONE
215-597-2995

August 29, 2017

Samuel W. Braver
Buchanan Ingersoll & Rooney
301 Grant Street
One Oxford Centre, 20th Floor
Pittsburgh, PA 15219

Kathleen J. Goldman
Buchanan Ingersoll & Rooney
301 Grant Street
One Oxford Centre, 20th Floor
Pittsburgh, PA 15219

Steven A. Hirsch
Keker Van Nest & Peters
633 Battery Street
San Francisco, CA 94111

Bradley J. Kitlowski
Buchanan Ingersoll & Rooney
301 Grant Street
One Oxford Centre, 20th Floor
Pittsburgh, PA 15219

Danielle T. Morrison
Schnader Harrison Segal & Lewis
1600 Market Street
Suite 3600
Philadelphia, PA 19103

Stanley J. Parker
Buchanan Ingersoll & Rooney
301 Grant Street
One Oxford Centre, 20th Floor
Pittsburgh, PA 15219

Nancy Winkelman
Schnader Harrison Segal & Lewis
1600 Market Street
Suite 3600
Philadelphia, PA 19103

RE: Norfolk Southern Railway Co, et al v. Pittsburgh & West Virginia Rai, et al
Case Number: 16-1195
District Case Number: 2-11-cv-01588

## ENTRY OF JUDGMENT

Today, **August 29, 2017** the Court entered its judgment in the above-captioned matter pursuant to Fed. R. App. P. 36.

If you wish to seek review of the Court's decision, you may file a petition for rehearing. The procedures for filing a petition for rehearing are set forth in Fed. R. App. P. 35 and 40, 3rd Cir. LAR 35 and 40, and summarized below.

Time for Filing:
14 days after entry of judgment.
45 days after entry of judgment in a civil case if the United States is a party.

Form Limits:
3900 words if produced by a computer, with a certificate of compliance pursuant to Fed. R. App. P. 32(g).
15 pages if hand or type written.

Attachments:
A copy of the panel's opinion and judgment only.
Certificate of service.
Certificate of compliance if petition is produced by a computer.
No other attachments are permitted without first obtaining leave from the Court.

Unless the petition specifies that the petition seeks only panel rehearing, the petition will be construed as requesting both panel and en banc rehearing. Pursuant to Fed. R. App. P. 35(b)(3), if separate petitions for panel rehearing and rehearing en banc are submitted, they will be treated as a single document and will be subject to the form limits as set forth in Fed. R. App. P. 35(b)(2). If only panel rehearing is sought, the Court's rules do not provide for the subsequent filing of a petition for rehearing en banc in the event that the petition seeking only panel rehearing is denied.

A party who is entitled to costs pursuant to Fed.R.App.P. 39 must file an itemized and verified bill of costs within 14 days from the entry of judgment. The bill of costs must be submitted on the proper form which is available on the court's website.

A mandate will be issued at the appropriate time in accordance with the Fed. R. App. P. 41.

Please consult the Rules of the Supreme Court of the United States regarding the timing and requirements for filing a petition for writ of certiorari.

Very truly yours,

Marcia M. Waldron

Marcia M. Waldron,
Clerk

By: Kirsi
Case Manager
267-299-4947